Third Quarter 2020
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, adjusted pre-tax pre-provision net income, adjusted pre-tax pre-provision diluted earnings per share, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted pre-tax pre-provision mortgage contribution, adjusted return on average assets and equity, adjusted pre-tax pre-provision return on average assets and equity, pro forma return on average assets and equity, adjusted pro forma return on average assets and equity, core total revenue, adjusted allowance for credit losses, adjusted loans held for investment, and adjusted allowance for credit losses as a percentage of loans held for investment, which excludes the impact of Paycheck Protection Program ("PPP") loans. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted measures. The corresponding Earnings Release and Earnings Release Presentation also present tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, pro forma return on average tangible common equity, adjusted return on average tangible common equity, pro forma adjusted return on average tangible common equity, and adjusted pre-tax pre-provision return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures.  The Company includes tables under the Non-GAAP Reconciliation section of this document to provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2020			2019
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Statement of Income Data
Total interest income	$81,127	$65,607	$69,674	$71,643	$73,242
Total interest expense	12,299	10,270	13,425	13,951	14,937
Net interest income	68,828	55,337	56,249	57,692	58,305
Total noninterest income	97,026	81,491	42,700	35,234	38,145
Total noninterest expense	118,092	80,579	68,559	62,686	62,935
Earnings before income taxes and provisions for credit losses	47,762	56,249	30,390	30,240	33,515
Provisions for credit losses	55,401	25,921	29,565	2,950	1,831
Income tax (benefit) expense	(2,040)	7,455	80	5,718	7,718
Net (loss) income	$(5,599)	$22,873	$745	$21,572	$23,966
Net interest income (tax-equivalent basis)	$69,625	$55,977	$56,784	$58,212	$58,769
Adjusted net income*	$59,470	$24,086	$5,296	$22,079	$24,267
Adjusted pre-tax, pre-provision earnings*	$72,302	$57,835	$33,440	$30,926	$33,922
Per Common Share
Diluted net (loss) income(a)	$(0.14)	$0.70	$0.02	$0.68	$0.76
Adjusted diluted net income*	1.46	0.74	0.17	0.70	0.77
Book value	26.38	25.08	24.40	24.56	24.08
Tangible book value*	20.87	19.07	18.35	18.55	18.03
Weighted average number of shares outstanding - fully diluted(a)	40,637,745	32,506,417	31,734,112	31,470,565	31,425,573
Period-end number of shares	47,191,677	32,101,108	32,067,356	31,034,315	30,927,664
Selected Balance Sheet Data
Cash and cash equivalents	$1,062,391	$717,592	$425,094	$232,681	$242,997
Loans held for investment (HFI)	7,213,538	4,827,023	4,568,038	4,409,642	4,345,344
Allowance for credit losses(b)	(183,973)	(113,129)	(89,141)	(31,139)	(31,464)
Mortgage loans held for sale	610,695	435,479	325,304	262,518	305,493
Commercial loans held for sale	241,256	—	—	—	—
Investment securities, at fair value	1,164,910	751,767	767,575	691,676	671,781
Other real estate owned, net	12,748	15,091	17,072	18,939	16,076
Total assets	11,010,438	7,255,536	6,655,687	6,124,921	6,088,895
Customer deposits	9,001,673	5,937,373	5,356,569	4,914,587	4,896,327
Brokered and internet time deposits	92,074	15,428	20,363	20,351	25,436
Total deposits	9,093,747	5,952,801	5,376,932	4,934,938	4,921,763
Borrowings	438,838	328,662	327,822	304,675	307,129
Total shareholders' equity	1,245,091	805,216	782,330	762,329	744,835
Selected Ratios
Return on average:
Assets	(0.24)%	1.30%	0.05%	1.39%	1.59%
Shareholders' equity	(2.13)%	11.6%	0.39%	11.2%	13.0%
Tangible common equity*	(2.72)%	15.3%	0.52%	14.9%	17.5%
Average shareholders' equity to average assets	11.4%	11.2%	12.0%	12.4%	12.2%
Net interest margin (NIM) (tax-equivalent basis)	3.28%	3.50%	3.92%	4.12%	4.28%
Efficiency ratio (GAAP)	71.2%	58.9%	69.3%	67.5%	65.3%
Core efficiency ratio (tax-equivalent basis)*	58.2%	57.5%	65.7%	66.5%	64.5%
Loans HFI to deposit ratio	79.3%	81.1%	85.0%	89.4%	88.3%
Total loans to deposit ratio	88.7%	88.4%	91.0%	94.7%	94.5%
Yield on interest-earning assets	3.86%	4.14%	4.84%	5.11%	5.37%
Cost of interest-bearing liabilities	0.83%	0.94%	1.27%	1.38%	1.50%
Cost of total deposits	0.56%	0.65%	0.94%	1.02%	1.11%
Credit Quality Ratios
Allowance for credit losses as a percentage of loans HFI(b)	2.55%	2.34%	1.95%	0.71%	0.72%
Adjusted allowance for credit losses as a percentage of loans HFI*(b)	2.66%	2.51%	1.95%	0.71%	0.72%
Net (recoveries) charge-offs as a percentage of average loans HFI	(0.01)%	0.00%	0.19%	0.30%	0.05%
Nonperforming loans HFI as a percentage of total loans HFI	0.61%	0.72%	0.68%	0.60%	0.47%
Nonperforming assets as a percentage of total assets	0.64%	0.71%	0.74%	0.77%	0.62%
Preliminary capital ratios (Consolidated)
Total common shareholders' equity to assets	11.3%	11.1%	11.8%	12.4%	12.2%
Tangible common equity to tangible assets*	9.16%	8.67%	9.11%	9.69%	9.45%
Tier 1 capital (to average assets)	11.8%	9.7%	10.3%	10.1%	10.1%
Tier 1 capital (to risk-weighted assets)	12.8%	11.9%	11.6%	11.6%	11.3%
Total capital (to risk-weighted assets)	15.9%	13.2%	12.5%	12.2%	12.0%
Common equity Tier 1 (to risk-weighted assets) (CET1)	12.4%	11.4%	11.0%	11.1%	10.8%
(a) Diluted earnings per share is calculated using the basic weighted average number of common shares outstanding for periods in which a loss is incurred.
(b) Excludes reserve for credit losses on unfunded commitments of $16.1 million, $6.5 million, and $4.6 million recorded in accrued expenses and other liabilities at September 30, 2020, June 30, 2020, and March 31, 2020, respectively.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)
						Q3 2020	Q3 2020
						vs.	vs.
	2020			2019		Q2 2020	Q3 2019
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$76,504	$61,092	$63,754	$66,095	$67,639	25.2%	13.1%
Interest on securities
Taxable	2,286	2,619	3,056	2,969	3,137	(12.7)%	(27.1)%
Tax-exempt	1,933	1,590	1,433	1,327	1,174	21.6%	64.7%
Other	404	306	1,431	1,252	1,292	32.0%	(68.7)%
Total interest income	81,127	65,607	69,674	71,643	73,242	23.7%	10.8%
Interest expense:
Deposits	10,573	9,309	12,168	12,703	13,522	13.6%	(21.8)%
Borrowings	1,726	961	1,257	1,248	1,415	79.6%	22.0%
Total interest expense	12,299	10,270	13,425	13,951	14,937	19.8%	(17.7)%
Net interest income	68,828	55,337	56,249	57,692	58,305	24.4%	18.0%
Provision for credit losses	45,834	24,039	27,964	2,950	1,831	90.7%	2,403.2%
Provision for credit losses on unfunded commitments	9,567	1,882	1,601	—	—	408.3%	100.0%
Net interest income after provisions for credit losses	13,427	29,416	26,684	54,742	56,474	(54.4)%	(76.2)%
Noninterest income:
Mortgage banking income	84,686	72,168	32,745	26,176	29,193	17.3%	190.1%
Service charges on deposit accounts	2,162	1,858	2,563	2,657	2,416	16.4%	(10.5)%
ATM and interchange fees	3,913	3,606	3,134	3,315	3,188	8.51%	22.7%
Investment services and trust income	1,828	1,368	1,697	1,326	1,336	33.6%	36.8%
Gain (loss) from securities, net	583	(28)	63	(18)	(20)	(2,182.1)%	(3,015.0)%
(Loss) gain on sales or write-downs of other real estate owned	(1,505)	86	51	433	(126)	(1,850.0)%	1,094.4%
Gain (loss) from other assets	226	(54)	(328)	(156)	44	(518.5)%	413.6%
Other income	5,133	2,487	2,775	1,501	2,114	106.39%	142.8%
Total noninterest income	97,026	81,491	42,700	35,234	38,145	19.1%	154.4%
Total revenue	165,854	136,828	98,949	92,926	96,450	21.2%	72.0%
Noninterest expenses:
Salaries, commissions and employee benefits	67,676	55,258	43,622	39,589	40,880	22.5%	65.5%
Occupancy and equipment expense	4,892	4,096	4,178	3,534	4,058	19.4%	20.6%
Legal and professional fees	1,917	1,952	1,558	2,074	1,993	(1.79)%	(3.81)%
Data processing	2,994	2,782	2,453	2,746	2,816	7.62%	6.32%
Merger costs	20,730	1,586	3,050	686	295	1,207.1%	6,927.1%
Amortization of core deposits and other intangibles	1,419	1,205	1,203	1,159	1,197	17.8%	18.5%
Advertising	2,256	2,591	2,389	2,072	1,895	(12.9)%	19.1%
Mortgage restructuring expense	—	—	—	—	112	0.00%	(100.0)%
Other expense	16,208	11,109	10,106	10,826	9,689	45.9%	67.3%
Total noninterest expense	118,092	80,579	68,559	62,686	62,935	46.6%	87.6%
(Loss) income before income taxes	(7,639)	30,328	825	27,290	31,684	(125.2)%	(124.1)%
Income tax (benefit) expense	(2,040)	7,455	80	5,718	7,718	(127.4)%	(126.4)%
Net (loss) income	(5,599)	22,873	745	21,572	23,966	(124.5)%	(123.4)%
Net income applicable to noncontrolling interests	—	—	—	—	—	0.00%	0.00%
Net (loss) income applicable to FB Financial Corporation	$(5,599)	$22,873	$745	$21,572	$23,966	(124.5)%	(123.4)%
(Loss) earnings available to common shareholders	$(5,599)	$22,873	$745	$21,458	$23,838	(124.5)%	(123.5)%
Weighted average common shares outstanding:
Basic	40,154,841	32,094,274	31,257,739	30,934,092	30,899,583	25.1%	30.0%
Fully diluted	40,637,745	32,506,417	31,734,112	31,470,565	31,425,573	25.0%	29.3%
(Loss) earnings per common share:
Basic	$(0.14)	$0.71	$0.02	$0.69	$0.77	(119.7)%	(118.2)%
Fully diluted	(0.14)	0.70	0.02	0.68	0.76	(120.0)%	(118.4)%
Fully diluted - adjusted*	1.46	0.74	0.17	0.70	0.77	97.4%	89.7%
*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of non-GAAP Financial Measures” and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

			YTD 2020
	For the nine months ended		vs.
	September 30,		YTD 2019
	2020	2019	Percent variance
Interest income:
Interest and fees on loans	$201,350	$194,363	3.59%
Interest on securities
Taxable	7,961	10,254	(22.4)%
Tax-exempt	4,956	3,478	42.5%
Other	2,141	2,799	(23.5)%
Total interest income	216,408	210,894	2.61%
Interest expense:
Deposits	32,050	38,865	(17.5)%
Borrowings	3,944	3,685	7.03%
Total interest expense	35,994	42,550	(15.4)%
Net interest income	180,414	168,344	7.17%
Provision for credit losses	97,837	4,103	2,284.5%
Provision for credit losses on unfunded commitments	13,050	—	100.0%
Net interest income after provisions for credit losses	69,527	164,241	(57.7)%
Noninterest income:
Mortgage banking income	189,599	74,740	153.7%
Service charges on deposit accounts	6,583	6,822	(3.50)%
ATM and interchange fees	10,653	8,846	20.4%
Investment services and trust income	4,893	3,918	24.9%
Gain from securities, net	618	75	724.0%
(Loss) gain on sales or write-downs of other real estate owned	(1,368)	112	(1,321.4)%
(Loss) gain on other assets	(156)	52	(400.0)%
Other income	10,395	5,598	85.7%
Total noninterest income	221,217	100,163	120.9%
Total revenue	401,631	268,507	49.6%
Noninterest expenses:
Salaries, commissions and employee benefits	166,556	112,495	48.1%
Occupancy and equipment expense	13,166	12,107	8.75%
Legal and professional fees	5,427	5,412	0.28%
Data processing	8,229	7,843	4.92%
Merger costs	25,366	4,699	439.8%
Amortization of core deposit and other intangibles	3,827	3,180	20.3%
Advertising	7,236	7,066	2.41%
Mortgage restructuring expense	—	1,995	(100.0)%
Other expense	37,423	27,358	36.8%
Total noninterest expense	267,230	182,155	46.7%
Income before income taxes	23,514	82,249	(71.4)%
Income tax expense	5,495	20,007	(72.5)%
Net income	18,019	62,242	(71.1)%
Net income applicable to noncontrolling interests	—	—	0.00%
Net income applicable to FB Financial Corporation	$18,019	$62,242	(71.1)%
Earnings available to common shareholders	$18,019	$61,909	(70.9)%
Weighted average common shares outstanding:
Basic	34,404,064	30,849,035	11.5%
Fully diluted	34,840,292	31,378,786	11.0%
Earnings per common share:
Basic	$0.52	$2.01	(74.1)%
Fully diluted	0.52	1.97	(73.6)%

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q3 2020	Q3 2020
						vs.	vs.
	2020			2019		Q2 2020	Q3 2019
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$69,798	$33,710	$26,841	$48,806	$31,594	425.9%	120.9%
Federal funds sold	118,588	34,638	59,199	131,119	50,532	964.2%	134.7%
Interest-bearing deposits in financial institutions	874,005	649,244	339,054	52,756	160,871	137.7%	443.3%
Cash and cash equivalents	1,062,391	717,592	425,094	232,681	242,997	191.2%	337.2%
Investments:
Available-for-sale debt securities, at fair value	1,160,521	747,438	764,217	688,381	668,531	219.9%	73.6%
Equity securities, at fair value	4,389	4,329	3,358	3,295	3,250	5.51%	35.0%
Federal Home Loan Bank stock, at cost	31,232	17,621	16,445	15,976	15,976	307.3%	95.5%
Mortgage loans held for sale, at fair value	610,695	435,479	325,304	262,518	305,493	160.1%	99.9%
Commercial loans held for sale, at fair value	241,256	—	—	—	—	100.0%	100.0%
Loans held for investment	7,213,538	4,827,023	4,568,038	4,409,642	4,345,344	196.7%	66.0%
Less: allowance for credit losses	183,973	113,129	89,141	31,139	31,464	249.1%	484.7%
Net loans	7,029,565	4,713,894	4,478,897	4,378,503	4,313,880	195.4%	63.0%
Premises and equipment, net	136,774	100,638	100,406	90,131	91,815	142.8%	49.0%
Other real estate owned, net	12,748	15,091	17,072	18,939	16,076	(61.8)%	(20.7)%
Operating lease right-of-use assets	52,410	30,447	31,628	32,539	34,812	287.0%	50.6%
Interest receivable	47,120	26,587	19,644	17,083	17,729	307.2%	165.8%
Mortgage servicing rights, at fair value	71,535	60,508	62,581	75,521	66,156	72.5%	8.13%
Goodwill	236,086	175,441	174,859	169,051	168,486	137.5%	40.1%
Core deposit and other intangibles, net	23,924	17,671	18,876	17,589	18,748	140.8%	27.6%
Other assets	289,792	192,800	217,306	122,714	124,946	200.1%	131.9%
Total assets	$11,010,438	$7,255,536	$6,655,687	$6,124,921	$6,088,895	205.9%	80.8%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,287,911	$1,775,323	$1,335,799	$1,208,175	$1,214,373	114.9%	88.4%
Interest-bearing checking	2,005,536	1,236,094	1,139,462	1,014,875	1,029,430	247.6%	94.8%
Money market and savings	3,236,670	1,749,889	1,667,374	1,520,035	1,481,697	338.0%	118.4%
Customer time deposits	1,471,556	1,176,067	1,213,934	1,171,502	1,170,827	100.0%	25.7%
Brokered and internet time deposits	92,074	15,428	20,363	20,351	25,436	1,976.4%	262.0%
Total deposits	9,093,747	5,952,801	5,376,932	4,934,938	4,921,763	209.9%	84.8%
Borrowings	438,838	328,662	327,822	304,675	307,129	133.4%	42.9%
Operating lease liabilities	56,705	33,803	34,572	35,525	37,760	269.5%	50.2%
Accrued expenses and other liabilities	176,057	135,054	134,031	87,454	77,408	120.8%	127.4%
Total liabilities	9,765,347	6,450,320	5,873,357	5,362,592	5,344,060	204.5%	82.7%
Shareholders' equity:
Common stock, $1 par value	47,192	32,101	32,067	31,034	30,928	187.0%	52.6%
Additional paid-in capital	896,158	462,930	460,938	425,633	426,816	372.3%	110.0%
Retained earnings	276,361	286,296	266,385	293,524	274,491	(13.81)%	0.68%
Accumulated other comprehensive income, net	25,287	23,889	22,940	12,138	12,600	23.3%	100.7%
Total common shareholders' equity	1,244,998	805,216	782,330	762,329	744,835	217.3%	67.2%
Noncontrolling interests	93	—	—	—	—	100.0%	100.0%
Total shareholders' equity	1,245,091	805,216	782,330	762,329	744,835	217.3%	67.2%
Total liabilities and shareholders' equity	$11,010,438	$7,255,536	$6,655,687	$6,124,921	$6,088,895	205.9%	80.8%

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	September 30, 2020			June 30, 2020
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$6,062,785	$71,660	4.70%	$4,775,229	$58,201	4.90%
Mortgage loans held for sale(b)	486,899	3,624	2.96%	358,108	2,947	3.31%
Commercial loans held for sale	99,745	1,336	5.33%	—	—	—%
Securities:(b)
Taxable	604,557	2,286	1.50%	494,987	2,619	2.13%
Tax-exempt(a)	309,352	2,614	3.36%	236,161	2,174	3.70%
Total securities(a)	913,909	4,900	2.13%	731,148	4,793	2.64%
Federal funds sold	88,626	19	0.09%	50,402	10	0.08%
Interest-bearing deposits with other financial institutions	763,251	309	0.16%	509,283	194	0.15%
FHLB stock	22,517	76	1.34%	16,871	102	2.43%
Total interest-earning assets(a)	8,437,732	81,924	3.86%	6,441,041	66,247	4.14%
Noninterest-earning assets:
Cash and due from banks	69,788			58,304
Allowance for credit losses	(144,991)			(91,196)
Other assets	816,759			666,463
Total noninterest-earning assets	741,556			633,571
Total assets	$9,179,288			$7,074,612
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$1,626,067	$2,194	0.54%	$1,161,593	$1,717	0.59%
Money market	2,179,128	3,589	0.66%	1,422,344	2,179	0.62%
Savings deposits	309,689	58	0.07%	254,357	41	0.06%
Customer time deposits	1,334,829	4,817	1.44%	1,197,960	5,292	1.78%
Brokered and internet time deposits	60,327	(85)	(0.56)%	16,844	80	1.91%
Time deposits	1,395,156	4,732	1.35%	1,214,804	5,372	1.78%
Total interest-bearing deposits	5,510,040	10,573	0.76%	4,053,098	9,309	0.92%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	37,309	51	0.54%	32,451	50	0.62%
Federal Home Loan Bank advances	249,457	406	0.65%	250,000	405	0.65%
Subordinated debt	95,048	1,222	5.11%	30,930	399	5.19%
Other borrowings	15,015	47	1.25%	15,000	107	2.87%
Total other interest-bearing liabilities	396,829	1,726	1.73%	328,381	961	1.18%
Total interest-bearing liabilities	5,906,869	12,299	0.83%	4,381,479	10,270	0.94%
Noninterest-bearing liabilities:
Demand deposits	2,050,084			1,728,343
Other liabilities	177,329			169,085
Total noninterest-bearing liabilities	2,227,413			1,897,428
Total liabilities	8,134,282			6,278,907
Shareholders' equity	1,045,006			795,705
Total liabilities and shareholders' equity	$9,179,288			$7,074,612
Net interest income(a)		$69,625			$55,977
Interest rate spread(a)			3.03%			3.20%
Net interest margin(a)			3.28%			3.50%
Cost of total deposits			0.56%			0.65%
Average interest-earning assets to average interest-bearing liabilities			142.8%			147.0%
Tax-equivalent adjustment		$797			$640
Loans HFI yield components:
Contractual interest rate(a)(c)		$66,441	4.36%		$54,233	4.57%
Origination and other loan fee income(c)		4,029	0.26%		2,823	0.24%
Accretion on purchased loans		526	0.04%		976	0.08%
Nonaccrual interest		664	0.04%		169	0.01%
Total loans HFI yield		$71,660	4.70%		$58,201	4.90%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) prospectively from 2020 for loans held for sale and investments carried at fair value.
(c) Includes $797 and $596 of loan contractual interest and $850 and $624 of loan fees related to PPP loans for the three months ended September 30, 2020 and June 30, 2020 respectively.
(d) Includes 311,025 and $234,304 of average PPP loan balances for the three months ended September 30, 2020 and June 30, 2020, respectively.

FB Financial Corporation	8

Average Balance, Average Yield Earned and Average Rate Paid (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2020			December 31, 2019			September 30, 2019
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$4,495,069	$61,817	5.53%	$4,384,180	$64,053	5.80%	$4,306,725	$65,241	6.01%
Loans held for sale(b)	214,150	1,990	3.74%	257,833	2,095	3.22%	262,896	2,448	3.69%
Securities:(b)
Taxable	512,774	3,056	2.40%	505,299	2,969	2.33%	508,924	3,137	2.45%
Tax-exempt(a)	197,961	1,915	3.89%	181,922	1,794	3.91%	153,633	1,588	4.10%
Total securities(a)	710,735	4,971	2.81%	687,211	4,763	2.75%	662,557	4,725	2.83%
Federal funds sold	107,489	245	0.92%	69,749	301	1.71%	24,388	166	2.70%
Interest-bearing deposits with other financial institutions	287,499	1,082	1.51%	185,319	790	1.69%	176,708	950	2.13%
FHLB stock	16,226	104	2.58%	15,976	161	4.00%	15,976	176	4.37%
Total interest-earning assets(a)	5,831,168	70,209	4.84%	5,600,278	72,163	5.11%	5,449,250	73,706	5.37%
Noninterest-earning assets:
Cash and due from banks	64,438			49,318			51,433
Allowance for credit losses	(63,034)			(31,631)			(30,484)
Other assets	576,845			539,966			518,373
Total noninterest-earning assets	578,249			557,653			539,322
Total assets	$6,409,417			$6,157,931			$5,988,572
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$1,085,849	$2,179	0.81%	$981,572	$2,068	0.84%	$971,686	$2,338	0.95%
Money market	1,383,229	3,971	1.15%	1,320,268	4,309	1.29%	1,260,555	4,607	1.45%
Savings deposits	233,807	79	0.14%	210,550	79	0.15%	207,221	78	0.15%
Customer time deposits	1,205,385	5,843	1.95%	1,175,467	6,133	2.07%	1,184,737	6,362	2.13%
Brokered and internet time deposits	20,355	96	1.90%	23,219	114	1.95%	28,273	137	1.92%
Time deposits	1,225,740	5,939	1.95%	1,198,686	6,247	2.07%	1,213,010	6,499	2.13%
Total interest-bearing deposits	3,928,625	12,168	1.25%	3,711,076	12,703	1.36%	3,652,472	13,522	1.47%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	26,961	57	0.85%	27,610	59	0.85%	30,585	80	1.04%
Federal Home Loan Bank advances	250,000	714	1.15%	250,000	788	1.25%	248,315	918	1.47%
Subordinated debt	30,930	421	5.47%	30,930	401	5.14%	30,930	417	5.35%
Other borrowings	7,747	65	3.37%	—	—	—%	—	—	—%
Total other interest-bearing liabilities	315,638	1,257	1.60%	308,540	1,248	1.60%	309,830	1,415	1.81%
Total interest-bearing liabilities	4,244,263	13,425	1.27%	4,019,616	13,951	1.38%	3,962,302	14,937	1.50%
Noninterest-bearing liabilities:
Demand deposits	1,284,331			1,253,311			1,180,685
Other liabilities	111,894			123,055			113,884
Total noninterest-bearing liabilities	1,396,225			1,376,366			1,294,569
Total liabilities	5,640,488			5,395,982			5,256,871
Shareholders' equity	768,929			761,949			731,701
Total liabilities and shareholders' equity	$6,409,417			$6,157,931			$5,988,572
Net interest income(a)		$56,784			$58,212			$58,769
Interest rate spread(a)			3.57%			3.74%			3.87%
Net interest margin(a)			3.92%			4.12%			4.28%
Cost of total deposits			0.94%			1.02%			1.11%
Average interest-earning assets to average interest-bearing liabilities			137.4%			139.3%			137.5%
Tax-equivalent adjustment		$535			$520			$464
Loans HFI yield components:
Contractual interest rate(a)		$57,382	5.14%		$58,219	5.27%		$59,645	5.50%
Origination and other loan fee income		2,589	0.23%		2,863	0.26%		3,293	0.30%
Accretion on purchased loans		1,578	0.14%		2,526	0.23%		2,102	0.19%
Nonaccrual interest		268	0.02%		439	0.04%		201	0.02%
Syndication fee income		—	—%		6	—%		—	—%
Total loans HFI yield		$61,817	5.53%		$64,053	5.80%		$65,241	6.01%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) prospectively from Q1 2020 for loans held for sale and investments carried at fair value.

FB Financial Corporation	9

Average Balance, Average Yield Earned and Average Rate Paid (continued)
For the Nine Months Ended
(Unaudited)
(In Thousands, Except %)

	September 30, 2020			September 30, 2019
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$5,112,130	$191,678	5.01%	$4,070,535	$186,640	6.13%
Mortgage loans held for sale(b)	353,540	8,561	3.23%	253,629	7,871	4.15%
Commercial loans held for sale	33,491	1,336	5.33%	—	—	—%
Securities:(b)
Taxable	537,427	7,961	1.98%	519,941	10,254	2.64%
Tax-exempt(a)	247,674	6,703	3.62%	146,336	4,704	4.30%
Total securities(a)	785,101	14,664	2.49%	666,277	14,958	3.00%
Federal funds sold	82,089	274	0.45%	18,355	377	2.75%
Interest-bearing deposits with other financial institutions	520,858	1,585	0.41%	111,551	1,861	2.23%
FHLB stock	18,547	282	2.03%	14,867	561	5.05%
Total interest-earning assets(a)	6,905,756	218,380	4.22%	5,135,214	212,268	5.53%
Noninterest-earning assets:
Cash and due from banks	64,150			52,108
Allowance for loan losses	(101,005)			(30,041)
Other assets	738,866			490,424
Total noninterest-earning assets	702,011			512,491
Total assets	$7,607,767			$5,647,705
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$1,287,684	$6,090	0.63%	$939,654	$6,687	0.95%
Money market	1,661,867	9,739	0.78%	1,185,745	13,071	1.47%
Savings deposits	261,058	178	0.09%	195,822	222	0.15%
Customer time deposits	1,245,324	15,952	1.71%	1,148,180	17,970	2.09%
Brokered and internet time deposits	32,610	91	0.37%	52,759	915	2.32%
Time deposits	1,277,934	16,043	1.68%	1,200,939	18,885	2.10%
Total interest-bearing deposits	4,488,543	32,050	0.95%	3,522,160	38,865	1.48%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	32,215	158	0.66%	25,992	232	1.19%
Federal Home Loan Bank advances	249,818	1,525	0.82%	166,450	2,216	1.78%
Subordinated debt	52,459	2,042	5.20%	30,930	1,237	5.35%
Other borrowings	12,671	219	2.31%	—	—	—%
Total other interest-bearing liabilities	347,163	3,944	1.52%	223,372	3,685	2.21%
Total interest-bearing liabilities	4,835,706	35,994	0.99%	3,745,532	42,550	1.52%
Noninterest-bearing liabilities:
Demand deposits	1,698,618			1,088,876
Other liabilities	149,987			104,861
Total noninterest-bearing liabilities	1,848,605			1,193,737
Total liabilities	6,684,311			4,939,269
Shareholders' equity	923,456			708,436
Total liabilities and shareholders' equity	$7,607,767			$5,647,705
Net interest income(a)		$182,386			$169,718
Interest rate spread(a)			3.23%			4.01%
Net interest margin(a)			3.53%			4.42%
Cost of total deposits			0.69%			1.13%
Average interest-earning assets to average interest-bearing liabilities			142.8%			137.1%
Tax equivalent adjustment		$1,972			$1,374
Loans HFI yield components:
Contractual interest rate(a)(c)		$178,056	4.65%		$169,850	5.58%
Origination and other loan fee income(c)		9,441	0.25%		10,114	0.33%
Accretion on purchased loans		3,080	0.08%		6,030	0.20%
Nonaccrual interest		1,101	0.03%		446	0.01%
Syndication fee income		—	—%		200	0.01%
Total loans HFI yield		$191,678	5.01%		$186,640	6.13%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balances of unrealized gains (losses) prospectively from 2020 for loans held for sale and investments carried at fair value.
(c) Includes 1,393 of loan contractual interest and 1,474 of loan fees related to PPP loans for the nine months ended September 30, 2020.
(d) Includes $182,248 of average PPP loan balances during the nine months ended September 30, 2020.

FB Financial Corporation	10

Franklin Financial Network, Inc. Opening Balance Sheet (Preliminary)
As of August 15, 2020
(Unaudited)
(In Thousands)

As Recorded by FB Financial Corporation (Preliminary)(a)
Assets
Cash and cash equivalents	$283,996
Investments	373,459
Mortgage loans held for sale, at fair value	39,525
Commercial loans held for sale, at fair value	318,365
Loans, net of fair value adjustments	2,436,679
Allowance for credit losses on PCD loans	(24,832)
Premises and equipment	39,691
Operating lease right-of-use assets	24,330
Mortgage servicing rights	4,850
Core deposit intangible	7,692
Goodwill	60,644
Other assets	121,075
Total assets	$3,685,474

Liabilities
Deposits	$3,107,004
Borrowings	62,435
Operating lease liabilities	24,330
Accrued expenses and other liabilities	13,782
Total liabilities	$3,207,551
Acquired minority interest	$93

Equity and Cash Consideration
Value of 15,102,492 shares issued as merger consideration	$445,826
Fair value of replacement awards attributable to pre-combination service	674
Total cash consideration paid	31,330
Total consideration	$477,830
(a) The above estimated fair values of assets acquired and liabilities assumed are preliminary and are subject to change during the measurement period as allowed under ASC 805 - Business Combinations.

FB Financial Corporation	11

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2020			2019
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Loans by market
Metropolitan	$5,699,082	$3,387,279	$3,217,598	$3,061,183	$3,011,118
Community	892,229	875,347	820,180	817,380	802,923
Specialty lending and other	622,227	564,397	530,260	531,079	531,303
Total	$7,213,538	$4,827,023	$4,568,038	$4,409,642	$4,345,344
Deposits by market
Metropolitan	$5,574,001	$3,651,146	$3,272,740	$2,963,524	$2,869,049
Community	1,928,006	1,915,996	1,731,050	1,642,949	1,620,153
Mortgage and other(a)	1,591,740	385,659	373,142	328,465	432,561
Total	$9,093,747	$5,952,801	$5,376,932	$4,934,938	$4,921,763
(a) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	12

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2020			2019
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Banking segment
Net interest income	$68,791	$55,350	$56,233	$57,776	$58,350
Provisions for credit losses	55,401	25,921	29,565	2,950	1,831
Mortgage banking income retail footprint	24,683	16,940	10,651	9,899	10,693
Other noninterest income	12,340	9,323	9,955	9,058	8,952
Other noninterest mortgage banking expenses	15,175	11,542	7,175	8,126	8,087
Merger expense	20,400	1,586	3,050	686	295
Other noninterest expense	52,135	40,454	40,767	38,918	38,755
Pre-tax (loss) income after allocations	$(37,297)	$2,110	$(3,718)	$26,053	$29,027
Total assets	$10,378,122	$6,751,881	$6,211,640	$5,795,888	$5,730,492
Intracompany funding income included in net interest income	3,940	3,335	2,375	2,460	2,875
Core efficiency ratio*	62.7%	63.2%	61.8%	61.1%	59.6%
Mortgage segment
Net interest income	$37	$(13)	$16	$(84)	$(45)
Noninterest income	60,003	55,228	22,094	16,277	18,500
Mortgage restructuring expense	—	—	—	—	112
Merger expense	330	—	—	—	—
Other noninterest expense	30,052	26,997	17,567	14,956	15,686
Direct contribution	$29,658	$28,218	$4,543	$1,237	$2,657
Total assets	$632,316	$503,655	$444,047	$329,033	$358,403
Intracompany funding expense included in net interest income	3,940	3,335	2,375	2,460	2,875
Core efficiency ratio*	50.1%	48.9%	79.5%	92.4%	85.0%
Interest rate lock commitments volume during the period
Consumer direct	$1,453,238	$1,480,878	$1,314,625	$679,096	$973,142
Retail	965,434	758,228	779,155	402,490	503,861
Wholesale	—	—	—	—	159,263
Total	$2,418,672	$2,239,106	$2,093,780	$1,081,586	$1,636,266
Interest rate lock commitments pipeline (period end)
Consumer direct	$912,349	$848,732	$653,593	$348,389	$519,698
Retail	451,872	357,200	430,940	104,809	159,826
Wholesale	—	—	—	—	—
Total	$1,364,221	$1,205,932	$1,084,533	$453,198	$679,524
Mortgage sales
Consumer direct	$1,034,278	$962,417	$684,209	$718,624	$588,535
Retail	229,022	220,436	158,224	120,487	94,735
Retail footprint	506,743	412,560	199,043	266,328	256,060
Wholesale	—	—	—	652	284,655
Total	$1,770,043	$1,595,413	$1,041,476	$1,106,091	$1,223,985
Gains and fees from origination and sale of mortgage loans held for sale	$76,506	$45,515	$30,390	$31,807	$28,020
Net change in fair value of loans held for sale, derivatives, and other	10,084	34,778	3,205	(4,328)	2,304
Mortgage servicing income	5,536	5,113	5,018	4,914	3,960
Change in fair value of mortgage servicing rights, net of hedging	(7,440)	(13,238)	(5,868)	(6,217)	(5,091)
Total mortgage banking income	$84,686	$72,168	$32,745	$26,176	$29,193
Mortgage sale margin(a)	4.32%	2.85%	2.92%	2.88%	2.29%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures for a reconciliation and discussion of this non-GAAP measure.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	13

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	2020						2019
	Third Quarter	% of Total	Second Quarter	% of Total	First Quarter	% of Total	Fourth Quarter	% of Total	Third Quarter	% of Total
Loan portfolio
Commercial and Industrial (a)	$1,417,671	20%	$1,289,646	27%	$1,020,484	23%	$1,034,036	23%	$997,921	23%
Construction	1,190,878	16%	553,619	12%	599,479	13%	551,101	13%	537,784	12%
Residential real estate:
1-to-4 family mortgage	1,140,611	16%	741,936	15%	743,336	16%	710,454	16%	710,077	17%
Residential line of credit	420,318	6%	236,974	5%	246,527	5%	221,530	5%	215,493	5%
Multi-family mortgage	165,937	2%	115,149	2%	94,638	2%	69,429	2%	80,352	2%
Commercial real estate:
Owner occupied	924,987	13%	683,245	14%	686,543	15%	630,270	14%	620,635	14%
Non-owner occupied	1,644,400	23%	923,192	19%	910,822	20%	920,744	21%	914,502	21%
Consumer and other	308,736	4%	283,262	6%	266,209	6%	272,078	6%	268,580	6%
Total loans HFI	$7,213,538	100%	$4,827,023	100%	$4,568,038	100%	$4,409,642	100%	$4,345,344	100%
Allowance for credit losses rollforward summary
Allowance for credit losses at the beginning of the period	$113,129		$89,141		$31,139		$31,464		$30,138
Impact of adopting ASC 326 (CECL) on non-purchased credit deteriorated loans	—		—		30,888		—		—
Impact of adopting ASC 326 (CECL) on purchased credit deteriorated loans	—		—		558		—		—
Charge-offs	(993)		(1,165)		(2,411)		(3,594)		(717)
Recoveries	1,172		1,114		334		319		212
Provision for credit losses	45,834		24,039		27,964		2,950		1,831
Initial allowance on acquired loans with credit deterioration	24,831		—		669		—		—
Allowance for credit losses at the end of the period	$183,973		$113,129		$89,141		$31,139		$31,464
Allowance for credit losses as a percentage of total loans HFI	2.55%		2.34%		1.95%		0.71%		0.72%
Adjusted allowance for credit losses as a percentage of loans HFI*	2.66%		2.51%		1.95%		0.71%		0.72%
Allowance for credit losses on unfunded commitments	$16,067		$6,500		$4,618		$—		$—
Charge-offs
Commercial and Industrial	$(249)		$(147)		$(1,234)		$(2,669)		$(3)
Construction	—		(18)		—		—		—
Residential real estate:
1-to-4 family mortgage	(8)		(123)		(242)		(138)		—
Residential line of credit	—		(21)		—		(4)		(170)
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	(95)		—		(209)		—		—
Non-owner occupied	(166)		(545)		—		—		(12)
Consumer and other	(475)		(311)		(726)		(783)		(532)
Total charge-offs	(993)		(1,165)		(2,411)		(3,594)		(717)
Recoveries
Commercial and Industrial	757		807		88		70		16
Construction	51		151		—		3		1
Residential real estate:
1-to-4 family mortgage	116		26		24		17		25
Residential line of credit	22		24		15		17		75
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	51		3		14		13		3
Non-owner occupied	—		—		—		—		—
Consumer and other	175		103		193		199		92
Total recoveries	1,172		1,114		334		319		212
Net recoveries (charge-offs)	$179		$(51)		$(2,077)		$(3,275)		$(505)
Net (recoveries) charge-offs as a percentage of average total loans	(0.01)%		0.00%		0.19%		0.30%		0.05%
Loans classified as substandard	$126,986		$88,416		$74,237		$80,346		$78,881

FB Financial Corporation	14

Loan Portfolio and Asset Quality (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2020			2019
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Nonperforming assets(b)(c)
Past due 90 days or more and accruing interest	$9,064	$6,412	$6,459	$5,543	$2,452
Nonaccrual	34,585	28,413	24,547	21,062	17,911
Total nonperforming loans held for investment	43,649	34,825	31,006	26,605	20,363
Commercial loans held for sale	12,812	—	—	—	—
Other real estate owned:
Foreclosed	6,570	7,340	9,332	9,983	8,771
Excess land and facilities	6,178	7,751	7,740	8,956	7,305
Other assets	1,184	1,306	1,188	1,580	1,519
Total nonperforming assets	$70,393	$51,222	$49,266	$47,124	$37,958
Total nonperforming loans as a percentage of loans held for investment	0.61%	0.72%	0.68%	0.60%	0.47%
Total nonperforming assets as a percentage of total assets	0.64%	0.71%	0.74%	0.77%	0.62%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.08%	0.09%	0.10%	0.09%	0.04%
Loans restructured as troubled debt restructurings	$16,681	$13,277	$11,566	$12,206	$11,460
Troubled debt restructurings as a percentage of loans held for investment	0.23%	0.28%	0.25%	0.28%	0.26%
(a) Includes PPP loan balances of $310,719 and $314,678 as of September 30, 2020 and June 30, 2020, respectively.
(b) Upon adoption of CECL on January 1, 2020, purchase credit deteriorated loans are included in nonperforming assets on a prospective basis.
(c) Nonperforming assets include guaranteed repurchased loans previously sold of $4.4 million, $4.2 million, $3.1 million, $2.7 million, and $2.6 million for the quarters ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, and September 30, 2019, respectively.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	15

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	September 30, 2020	December 31, 2019

Total Common Shareholders' Equity	$1,244,998	$762,329
Less:
Goodwill	236,086	169,051
Other intangibles	23,924	17,589
Tangible Common Equity	$984,988	$575,689

Total Assets	$11,010,438	$6,124,921
Less:
Goodwill	236,086	169,051
Other intangibles	23,924	17,589
Tangible Assets	$10,750,428	$5,938,281

Preliminary Total Risk-Weighted Assets	$8,281,303	$5,172,450

Total Common Equity to Total Assets	11.3%	12.4%
Tangible Common Equity to Tangible Assets*	9.2%	9.7%

	September 30, 2020	December 31, 2019
Preliminary Regulatory Capital(a):
Common Equity Tier 1 Capital	$1,025,897	$572,410
Tier 1 Capital	1,055,897	602,410
Total Capital	1,317,127	633,549

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	12.4%	11.1%
Tier 1 Risk-Based	12.8%	11.6%
Total Risk-Based	15.9%	12.2%
Tier 1 Leverage	11.8%	10.1%
(a) Reflects CECL transition relief of $55.5 million add-back and $61.4 million disallowed from add-back to Tier 2 capital.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation	16

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2020						2019
Securities (at fair value)	Third Quarter		Second Quarter		First Quarter		Fourth Quarter		Third Quarter
Available-for-sale debt securities
U.S. government agency securities	$1,994	—%	$3,024	—%	$3,037	—%	$—	—%	$999	—%
Mortgage-backed securities - residential	759,960	65%	454,606	61%	499,658	65%	490,676	71%	485,300	72%
Municipals, tax exempt	374,880	32%	266,052	35%	235,677	31%	189,235	27%	173,785	26%
Treasury securities	21,700	2%	22,771	3%	24,860	3%	7,448	1%	7,432	1%
Corporate securities	1,987	—%	985	—%	985	—%	1,022	—%	1,015	—%
Total available-for-sale debt securities	1,160,521	99%	747,438	99%	764,217	99%	688,381	99%	668,531	99%
Equity securities	4,389	1%	4,329	1%	3,358	1%	3,295	1%	3,250	1%
Total securities	$1,164,910	100%	$751,767	100%	$767,575	100%	$691,676	100%	$671,781	100%
Securities to total assets	10.6%		10.4%		11.5%		11.3%		11.0%
Unrealized gain on available-for-sale debt securities	$31,468		$29,683		$28,045		$11,676		$12,436

FB Financial Corporation	17

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020			2019
Adjusted earnings	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Pre-tax net (loss) income	$(7,639)	$30,328	$825	$27,290	$31,684
Plus merger and mortgage restructuring expenses	20,730	1,586	3,050	686	407
Plus initial provision for credit losses on acquired loans and unfunded commitments	63,251	—	2,885	—	—
Less significant losses on securities, other real estate owned and other items(1)	(3,810)	—	—	—	—
Adjusted pre-tax earnings	80,152	31,914	6,760	27,976	32,091
Income tax expense, adjusted	20,682	7,828	1,464	5,897	7,824
Adjusted earnings	$59,470	$24,086	$5,296	$22,079	$24,267
Weighted average common shares outstanding - fully diluted	40,637,745	32,506,417	31,734,112	31,470,565	31,425,573
Adjusted diluted earnings per share
Diluted (loss) earnings per common share	$(0.14)	$0.70	$0.02	$0.68	$0.76
Plus merger and mortgage restructuring expenses	0.51	0.05	0.10	0.02	0.01
Plus initial provision for credit losses on acquired loans and unfunded commitments	1.56	—	0.09	—	—
Less significant losses on securities, other real estate owned and other items	(0.09)	—	—	—	—
Less tax effect	0.56	0.01	0.04	—	—
Adjusted diluted earnings per share	$1.46	$0.74	$0.17	$0.70	$0.77
(1)Includes charges of $2,305 related to a one time FHLB prepayment penalty and $1,505 related to losses on other real estate owned

	2020			2019
Adjusted pre-tax pre-provision earnings	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Pre-tax net (loss) income	$(7,639)	$30,328	$825	$27,290	$31,684
Plus provisions for credit losses	55,401	25,921	29,565	2,950	1,831
Pre-tax pre-provision earnings	47,762	56,249	30,390	30,240	33,515
Plus merger and mortgage restructuring expenses	20,730	1,586	3,050	686	407
Less significant losses on securities, other real estate owned and other items(1)	(3,810)	—	—	—	—
Adjusted pre-tax pre-provision earnings	$72,302	$57,835	$33,440	$30,926	$33,922
Weighted average common shares outstanding - fully diluted	40,637,745	32,506,417	31,734,112	31,470,565	31,425,573
Adjusted pre-tax pre-provision diluted earnings per share
Diluted (loss) earnings per common share	$(0.14)	$0.70	$0.02	$0.68	$0.76
Plus income tax expense	(0.05)	0.23	—	0.18	0.25
Plus provisions for credit losses	1.36	0.80	0.93	0.10	0.06
Pre-tax pre-provision earnings per share	1.17	1.73	0.95	0.96	1.07
Plus merger and mortgage restructuring expenses	0.51	0.05	0.10	0.02	0.01
Less significant losses on securities, other real estate owned and other items	(0.09)	—	—	—	—
Adjusted pre-tax pre-provision earnings per share	$1.77	$1.78	$1.05	$0.98	$1.08
(1)Includes charges of $2,305 related to a one time FHLB prepayment penalty and $1,505 related to losses on other real estate owned

FB Financial Corporation	18

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted pro forma earnings*	YTD 2020	2019	2018	2017	2016
Pre-tax net income	$23,514	$109,539	$105,854	$73,485	$62,324
Plus merger, conversion, offering, and mortgage restructuring expenses	25,366	7,380	2,265	19,034	3,268
Plus initial provision for credit losses on acquired loans and unfunded commitments	66,136	—	—	—	—
Less significant losses on securities, other real estate owned and other items(1)	(3,810)	—	—	—	(3,539)
Adjusted pre-tax earnings	118,826	116,919	108,119	92,519	69,131
Adjusted pro forma income tax expense	29,974	27,648	26,034	34,749	25,404
Adjusted pro forma earnings	$88,852	$89,271	$82,085	$57,770	$43,727
Weighted average common shares outstanding - fully diluted	34,840,292	31,402,897	31,314,981	28,207,602	19,312,174
Adjusted pro forma diluted earnings per share*
Diluted earnings per common share	$0.52	$2.65	$2.55	$1.86	$2.10
Plus merger, conversion, offering, and mortgage restructuring expenses	0.73	0.24	0.07	0.67	0.17
Plus initial provision for credit losses on acquired loans and unfunded commitments	1.90	—	—	—	—
Less significant losses on securities, other real estate owned and other items	(0.11)	—	—	—	(0.18)
Less tax effect and benefit of enacted tax laws	0.70	0.06	0.01	0.48	0.19
Adjusted pro forma diluted earnings per share	$2.56	$2.83	$2.61	$2.05	$2.26
 *Prior to the IPO in the third quarter of 2016, the Company was an S corporation and did not incur federal income taxes. In conjunction with the IPO, the Company converted to a C corporation. These results are on a pro forma basis to reflect the results of the Company on a C corporation basis and combined effective tax rates of 35.08% for the year ended December 31, 2016.

(1)Includes charges of $2,305 related to a one time FHLB prepayment penalty and $1,505 related to losses on other real estate owned

Adjusted pre-tax pre-provision earnings	YTD 2020	2019	2018	2017	2016
Pre-tax net income	$23,514	$109,539	$105,854	$73,485	$62,324
Plus provisions for credit losses	110,887	7,053	5,398	(950)	(1,479)
Pre-tax pre-provision earnings	134,401	116,592	111,252	72,535	60,845
Plus merger, conversion, offering, and mortgage restructuring expenses	25,366	7,380	2,265	19,034	3,268
Less significant losses on securities, other real estate owned and other items(1)	(3,810)	—	—	—	(3,539)
Adjusted pre-tax pre-provision earnings	$163,577	$123,972	$113,517	$91,569	$67,652
Weighted average common shares outstanding - fully diluted	34,840,292	31,402,897	31,314,981	28,207,602	19,312,174
Adjusted pre-tax pre-provision diluted earnings per share
Diluted earnings per common share	$0.52	$2.65	$2.55	$1.86	$2.10
Plus income tax expense	0.16	0.82	0.83	0.75	1.13
Plus provisions for credit losses	3.18	0.23	0.17	(0.03)	(0.08)
Pre-tax pre-provision earnings per share	3.86	3.70	3.55	2.58	3.15
Plus merger, conversion, offering, and mortgage restructuring expenses	0.73	0.24	0.07	0.67	0.17
Less significant losses on securities, other real estate owned and other items	(0.11)	—	—	—	(0.18)
Adjusted pre-tax pre-provision diluted earnings per share	$4.70	$3.94	$3.62	$3.25	$3.50
(1)Includes charges of $2,305 related to a one time FHLB prepayment penalty and $1,505 related to losses on other real estate owned

FB Financial Corporation	19

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020			2019
Core efficiency ratio (tax-equivalent basis)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Total noninterest expense	$118,092	$80,579	$68,559	$62,686	$62,935
Less merger and mortgage restructuring expenses	20,730	1,586	3,050	686	407
Core noninterest expense	$97,362	$78,993	$65,509	$62,000	$62,528
Net interest income (tax-equivalent basis)	$69,625	$55,977	$56,784	$58,212	$58,769
Total noninterest income	97,026	81,491	42,700	35,234	38,145
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(1,279)	32	(277)	277	(82)
Less gain (loss) from securities, net	583	(28)	63	(18)	(20)
Core noninterest income	97,722	81,487	42,914	34,975	38,247
Core revenue	$167,347	$137,464	$99,698	$93,187	$97,016
Efficiency ratio (GAAP)(a)	71.2%	58.9%	69.3%	67.5%	65.3%
Core efficiency ratio (tax-equivalent basis)	58.2%	57.5%	65.7%	66.5%	64.5%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2020			2019
Banking segment core efficiency ratio (tax equivalent)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Core consolidated noninterest expense	$97,362	$78,993	$65,509	$62,000	$62,528
Less Mortgage segment core noninterest expense	30,052	26,997	17,567	14,956	15,686
Core Banking segment noninterest expense	$67,310	$51,996	$47,942	$47,044	$46,842
Core revenue	$167,347	$137,464	$99,698	$93,187	$97,016
Less Mortgage segment total revenue	60,040	55,215	22,110	16,193	18,455
Core Banking segment total revenue	$107,307	$82,249	$77,588	$76,994	$78,561
Banking segment core efficiency ratio (tax-equivalent basis)	62.7%	63.2%	61.8%	61.1%	59.6%

Mortgage segment core efficiency ratio (tax equivalent)
Mortgage segment noninterest expense	$30,382	$26,997	$17,567	$14,956	$15,798
Less mortgage merger expense	330	—	—	—	—
Less mortgage restructuring expense	—	—	—	—	112
Core Mortgage segment noninterest expense	$30,052	$26,997	$17,567	$14,956	$15,686
Mortgage segment total revenue	$60,040	$55,215	$22,110	$16,193	$18,455
Mortgage segment core efficiency ratio (tax-equivalent basis)	50.1%	48.9%	79.5%	92.4%	85.0%

FB Financial Corporation	20

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020			2019
Adjusted mortgage contribution	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Mortgage segment pre-tax net contribution	$29,658	$28,218	$4,543	$1,237	$2,657
Retail footprint:
Mortgage banking income	24,683	16,940	10,651	9,899	10,693
Mortgage banking expenses	15,175	11,542	7,175	8,126	8,087
Retail footprint pre-tax net contribution	9,508	5,398	3,476	1,773	2,606
Total mortgage banking pre-tax net contribution	$39,166	$33,616	$8,019	$3,010	$5,263
Plus mortgage merger expense	330	—	—	—	—
Plus mortgage restructuring expense	—	—	—	—	112
Total adjusted mortgage banking pre-tax net contribution	$39,496	$33,616	$8,019	$3,010	$5,375
Pre-tax pre-provision earnings	$47,762	$56,249	$30,390	$30,240	$33,515
% total mortgage banking pre-tax pre-provision net contribution	82.0%	59.8%	26.4%	10.0%	15.7%
Adjusted pre-tax pre-provision earnings	$72,302	$57,835	$33,440	$30,926	$33,922
% total adjusted mortgage banking pre-tax pre-provision net contribution	54.6%	58.1%	24.0%	9.73%	15.8%

	2020			2019
Tangible assets and equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Tangible assets
Total assets	$11,010,438	$7,255,536	$6,655,687	$6,124,921	$6,088,895
Less goodwill	236,086	175,441	174,859	169,051	168,486
Less intangibles, net	23,924	17,671	18,876	17,589	18,748
Tangible assets	$10,750,428	$7,062,424	$6,461,952	$5,938,281	$5,901,661
Tangible common equity
Total common shareholders' equity	$1,244,998	$805,216	$782,330	$762,329	$744,835
Less goodwill	236,086	175,441	174,859	169,051	168,486
Less intangibles, net	23,924	17,671	18,876	17,589	18,748
Tangible common equity	$984,988	$612,104	$588,595	$575,689	$557,601
Common shares outstanding	47,191,677	32,101,108	32,067,356	31,034,315	30,927,664
Book value per common share	$26.38	$25.08	$24.40	$24.56	$24.08
Tangible book value per common share	$20.87	$19.07	$18.35	$18.55	$18.03
Total common shareholders' equity to total assets	11.3%	11.1%	11.8%	12.4%	12.2%
Tangible common equity to tangible assets	9.16%	8.67%	9.11%	9.69%	9.45%

	2020			2019
Return on average tangible common equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Total average shareholders' equity	$1,045,006	$795,705	$768,929	$761,949	$731,701
Less average goodwill	205,473	175,150	171,532	168,492	168,486
Less average intangibles, net	20,973	18,209	18,152	18,242	19,523
Average tangible common equity	$818,561	$602,346	$579,245	$575,215	$543,692
Net (loss) income	$(5,599)	$22,873	$745	$21,572	$23,966
Return on average tangible common equity	(2.72%)	15.3%	0.52%	14.9%	17.5%

FB Financial Corporation	21

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020			2019
Adjusted return on average tangible common equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Average tangible common equity	$818,561	$602,346	$579,245	$575,215	$543,692
Adjusted net income	59,470	24,086	5,296	22,079	24,267
Adjusted return on average tangible common equity	28.9%	16.1%	3.68%	15.2%	17.7%

	2020			2019
Adjusted pre-tax pre-provision return on average tangible common equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Average tangible common equity	$818,561	$602,346	$579,245	$575,215	$543,692
Adjusted pre-tax pre-provision earnings	72,302	57,835	33,440	30,926	33,922
Adjusted pre-tax pre-provision return on average tangible common equity	35.1%	38.6%	23.2%	21.3%	24.8%

Pro forma return on average tangible common equity	YTD 2020	2019	2018	2017	2016
Total average shareholders' equity	$923,456	$723,494	$629,922	$466,219	$276,587
Less average goodwill	184,548	160,587	137,190	84,997	46,867
Less average intangibles, net	19,146	17,236	12,815	8,047	5,353
Average tangible common equity	$719,762	$545,671	$479,917	$373,175	$224,367
Pro forma net income	$18,019	$83,814	$80,236	$52,398	$39,422
Pro forma return on average tangible common equity	3.34%	15.4%	16.7%	14.0%	17.6%

Adjusted pro forma return on average tangible common equity	YTD 2020	2019	2018	2017	2016
Average tangible common equity	$719,762	$545,671	$479,917	$373,175	$224,367
Adjusted pro forma net income	88,852	89,271	82,085	57,770	43,727
Adjusted pro forma return on average tangible common equity	16.5%	16.4%	17.1%	15.5%	19.5%

Adjusted pre-tax pre-provision return on average tangible common equity	YTD 2020	2019	2018	2017	2016
Average tangible common equity	$719,762	$545,671	$479,917	$373,175	$224,367
Adjusted pre-tax pre-provision earnings	163,577	123,972	113,517	91,569	67,652
Adjusted pre-tax pre-provision return on average tangible common equity	30.4%	22.7%	23.7%	24.5%	30.2%

	2020			2019
Adjusted return on average assets and equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Net (loss) income	$(5,599)	$22,873	$745	$21,572	$23,966
Average assets	9,179,288	7,074,612	6,409,417	6,157,931	5,988,572
Average equity	1,045,006	795,705	768,929	761,949	731,701
Return on average assets	(0.24%)	1.30%	0.05%	1.39%	1.59%
Return on average equity	(2.13%)	11.6%	0.39%	11.2%	13.0%
Adjusted net income	$59,470	$24,086	$5,296	$22,079	$24,267
Adjusted return on average assets	2.58%	1.37%	0.33%	1.42%	1.61%
Adjusted return on average equity	22.6%	12.2%	2.77%	11.5%	13.2%

FB Financial Corporation	22

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020			2019
Adjusted pre-tax pre-provision return on average assets and equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Net (loss) income	$(5,599)	$22,873	$745	$21,572	$23,966
Average assets	9,179,288	7,074,612	6,409,417	6,157,931	5,988,572
Average equity	1,045,006	797,705	768,929	761,949	731,701
Return on average assets	(0.24%)	1.30%	0.05%	1.39%	1.59%
Return on average equity	(2.13%)	11.6%	0.39%	11.2%	13.0%
Adjusted pre-tax pre-provision earnings	$72,302	$57,835	$33,440	$30,926	$33,922
Adjusted pre-tax pre-provision return on average assets	3.13%	3.29%	2.10%	1.99%	2.25%
Adjusted pre-tax pre-provision return on average equity	27.5%	29.2%	17.5%	16.1%	18.4%

Adjusted pro forma return on average assets and equity	YTD 2020	2019	2018	2017	2016
Pro forma net income	$18,019	$83,814	$80,236	$52,398	$39,422
Average assets	7,607,767	5,777,672	4,844,865	3,811,158	3,001,275
Average equity	923,456	723,494	629,922	466,219	276,587
Pro forma return on average assets	0.32%	1.45%	1.66%	1.37%	1.31%
Pro forma return on average equity	2.61%	11.6%	12.7%	11.2%	14.3%
Adjusted pro forma net income	$88,852	$89,271	$82,085	$57,770	$43,727
Adjusted pro forma return on average assets	1.56%	1.55%	1.69%	1.52%	1.46%
Adjusted pro forma return on average equity	12.85%	12.3%	13.0%	12.4%	15.8%

Adjusted pre-tax pre-provision return on average assets and equity	YTD 2020	2019	2018	2017	2016
Pro forma net income	$18,019	$83,814	$80,236	$52,398	$39,422
Average assets	7,607,767	5,777,672	4,844,865	3,811,158	3,001,275
Average equity	923,456	723,494	629,922	466,219	276,587
Pro forma return on average assets	0.32%	1.45%	1.66%	1.37%	1.31%
Pro forma return on average equity	2.61%	11.6%	12.7%	11.2%	14.3%
Adjusted pre-tax pre-provision earnings	$163,577	$123,972	$113,517	$91,569	$67,652
Adjusted pre-tax pre-provision return on average assets	2.87%	2.15%	2.34%	2.40%	2.25%
Adjusted pre-tax pre-provision return on average equity	23.7%	17.1%	18.0%	19.6%	24.5%

	2020			2019
Adjusted allowance for credit losses to loans held for investment	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Allowance for credit losses	$183,973	$113,129	$89,141	$31,139	$31,464
Less allowance for credit losses attributed to PPP loans	49	51	—	—	—
Adjusted allowance for credit losses	$183,924	$113,078	$89,141	$31,139	$31,464
Loans held for investment	7,213,538	4,827,023	4,568,038	4,409,642	4,345,344
Less PPP loans	310,719	314,678	—	—	—
Adjusted loans held for investment	$6,902,819	$4,512,345	$4,568,038	$4,409,642	$4,345,344
Allowance for credit losses to loans held for investment	2.55%	2.34%	1.95%	0.71%	0.72%
Adjusted allowance for credit losses to loans held for investment	2.66%	2.51%	1.95%	0.71%	0.72%

FB Financial Corporation	23